UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

AppHarvest, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39288	82-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 W. Main Street, Suite 321 Lexington, KY	40507
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (606) 653-6100

Novus Capital Corporation, 8556 Oakmont Lane, Indianapolis, IN 46260
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 29, 2021 (the “Closing Date”), AppHarvest, Inc., a Delaware public benefit corporation (“Legacy AppHarvest”), Novus Capital Corporation, a Delaware corporation (“Novus”) and ORGA, Inc., a Delaware corporation and wholly owned subsidiary of Novus (“Merger Sub”), consummated the closing of the transactions contemplated by the Business Combination Agreement and Plan of Reorganization, dated September 28, 2020, by and among Novus, Legacy AppHarvest and Merger Sub (the “Business Combination Agreement”), following the approval at a special meeting of the stockholders of Novus held on January 29, 2021 (the “Special Meeting”). Pursuant to the terms of the Business Combination Agreement, a business combination of Legacy AppHarvest and Novus was effected through the merger of Legacy AppHarvest with and into Merger Sub, with Legacy AppHarvest surviving as a wholly owned subsidiary of Novus (the “Merger” and, collectively with the other transactions described in the Business Combination Agreement, the “Business Combination”). On the Closing Date, Legacy AppHarvest changed its name to AppHarvest Operations, Inc. and Novus changed its name from Novus Capital Corporation to AppHarvest, Inc. (the “Company”).

In connection with Special Meeting and the Business Combination, holders of 31,510 shares of Novus common stock, par value $.0001 per share (“Novus Common Stock”), or 0.3% of the shares with redemption rights, exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $315,100.

Immediately prior to the effective time of the Merger (the “Effective Time”), each share of Legacy AppHarvest preferred stock (“Legacy AppHarvest Preferred Stock”) that was then issued and outstanding was automatically converted into a share of Legacy AppHarvest common stock, par value $0.0001 per share (“Legacy AppHarvest Common Stock”), such that each converted share of Legacy AppHarvest Preferred Stock was no longer outstanding and ceased to exist, and each holder of Legacy AppHarvest Preferred Stock thereafter ceased to have any rights with respect to such shares of Legacy AppHarvest Preferred Stock.

Also immediately prior to the Effective Time, Novus assumed an outstanding convertible note issued by Legacy AppHarvest after the date of the Business Combination Agreement and before the Effective Time (“Legacy AppHarvest Convertible Note”).

At the Effective Time, each share of Legacy AppHarvest Common Stock was converted into and exchanged for 2.1504 shares (the “Exchange Ratio”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”). No fractional shares of Common Stock were issued upon the exchange of Legacy AppHarvest Common Stock. Any fractional shares were rounded down to the nearest whole share of Common Stock. No cash settlements were made with respect to fractional shares eliminated by such rounding.

At the Effective Time, the outstanding principal and unpaid accrued interest due on the Legacy AppHarvest Convertible Note were converted into an aggregate of 3,242,336 shares of Common Stock in accordance with the terms of such Legacy AppHarvest Convertible Note, and such converted Legacy AppHarvest Convertible Note was no longer outstanding and ceased to exist, and any liens securing obligations under the Legacy AppHarvest Convertible Note were released.

At the Effective Time, each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time was converted into and exchanged for one validly issued, fully paid and nonassessable share of Common Stock.

Each option to purchase Legacy AppHarvest Common Stock that was outstanding immediately prior to the Effective Time, whether vested or unvested, was converted into an option to purchase a number of shares of Common Stock (such option, an “Exchanged Option”) equal to the product (rounded down to the nearest whole number) of (i) the number of shares of Legacy AppHarvest Common Stock subject to such Legacy AppHarvest option immediately prior to the Effective Time and (ii) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of such Legacy AppHarvest option immediately prior to the Effective Time, divided by (B) the Exchange Ratio. Except as specifically provided in the Business Combination Agreement, following the Effective Time, each Exchanged Option will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Legacy AppHarvest option immediately prior to the Effective Time.

Each restricted stock unit awarded by Legacy AppHarvest that was outstanding immediately prior to the Effective Time was converted into an award of restricted stock units to acquire a number shares of Common Stock (each, a “Converted RSU Award”) equal to the product (rounded down to the nearest whole number) of (1) the number of shares of Legacy AppHarvest Common Stock subject to the Legacy AppHarvest RSU award immediately prior to the Effective Time and (2) the Exchange Ratio; provided, that, except as specifically provided above, following the Effective Time, each Converted RSU Award will continue to be governed by the same terms and conditions (including vesting terms) as were applicable to the corresponding former Legacy AppHarvest RSU award immediately prior to the Effective Time.

A description of the Business Combination and the terms of the Business Combination Agreement are included in the final prospectus and definitive proxy statement, dated January 11, 2021 (the “Proxy Statement/Prospectus”) filed by the Company with the Securities and Exchange Commission (the “SEC”) in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 89 of the Proxy Statement/Prospectus. The foregoing description of the Business Combination Agreement is a summary only and is qualified in its entirety by the full text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1, which is incorporated herein by reference.

On the Closing Date, a number of purchasers (each, a “Subscriber”) purchased from the Company an aggregate of 37,500,000 shares of Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $375.0 million, pursuant to separate subscription agreements (each, a “Subscription Agreement”) entered into effective as of September 28, 2020. Pursuant to the Subscription Agreements, the Company gave certain registration rights to the Subscribers with respect to the PIPE Shares. The sale of the PIPE Shares was consummated concurrently with the closing of the Business Combination (the “Closing”). A description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1—The Business Combination Proposal—Certain Agreements Related to the Business Combination—Subscription Agreements” beginning on page 117 of the Proxy Statement/Prospectus. The foregoing description of the Subscription Agreements is a summary only and is qualified in its entirety by the full text of the Form of Subscription Agreement, a copy of the form of which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Lock-Up Agreements

In connection with the Business Combination, the Company, certain stockholders of Novus and certain stockholders, officers and directors of Legacy AppHarvest entered into a Lock-Up Agreement (each, a “Lock-Up Agreement”). The terms of the Lock-up Agreement are described in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1—The Business Combination Proposal—Certain Agreements Related to the Business Combination—Lock-Up Agreements” beginning on page 116 of the Proxy Statement/Prospectus. Holders of 44,563,917 shares of Common Stock are subject to a Lock-Up Agreement.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by the full text of the form of Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On the Closing Date, that certain Registration Rights Agreement, dated May 19, 2020, was amended and restated, and certain persons and entities receiving shares of Common Stock pursuant to the Business Combination Agreement and certain persons and entities holding securities of Novus prior to the Closing entered into the Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). The terms of the A&R Registration Rights Agreement are described in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1—The Business Combination Proposal—Certain Agreements Related to the Business Combination—Registration Rights Agreement” beginning on page 116 of the Proxy Statement/Prospectus. Following the Closing, holders of approximately 45.3 million shares of Common Stock (including up to 3,250,000 shares issuable upon the exercise of warrants to purchase Common Stock) will be entitled to certain registration rights.

The foregoing description of the A&R Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of A&R Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Stockholder Rights Agreement

On the Closing Date, certain stockholders of Legacy AppHarvest and certain persons and entities holding securities of Novus prior to the Closing entered into the Stockholder Rights Agreement (the “Stockholder Rights Agreement”). The terms of the Stockholder Rights Agreement are described in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1—The Business Combination Proposal—Certain Agreements Related to the Business Combination—Stockholder Rights Agreement” beginning on page 116 of the Proxy Statement/Prospectus.

The foregoing description of the Stockholder Rights Agreement is qualified in its entirety by reference to the full text of the form of Stockholder Rights Agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 2.01	Completion of Acquisition of Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01 of this Current Report on Form 8-K.

As of the Closing Date and following the completion of the Business Combination, the Company had the following outstanding securities:

•	97,925,153 shares of Common Stock; and

•	13,250,000 warrants, each exercisable for one share of Common Stock at a price of $11.50 per share (the “Warrants”).

FORM 10 INFORMATION

Item 2.01(f) of this Current Report on Form 8-K states that if the predecessor registrant was a shell company, as Novus was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to Novus, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Closing;

•	costs related to the Business Combination;

•	changes in applicable laws or regulations;

•	the outcome of any legal proceedings against the Company;

•	the financial and business performance of the Company, including financial projections and business metrics and any underlying assumptions thereunder;

•	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

•	the Company’s ability to successfully construct controlled environment agriculture facilities, which may be subject to unexpected costs and delays;

•	the implementation, market acceptance and success of the Company’s business model;

•	the Company’s ability to scale in a cost-effective manner;

•	developments and projections relating to the Company’s competitors and industry;

•	the impact of health epidemics, including the COVID-19 pandemic, on the Company’s business and the actions the Company may take in response thereto;

•	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	expectations regarding the time during which the Company will be an emerging growth company under the Jumpstart Our Business Startups Act of 2012, as amended;

•	the Company’s future capital requirements and sources and uses of cash;

•	the Company’s ability to obtain funding for its future operations;

•	the Company’s business, expansion plans and opportunities;

•	the outcome of any known and unknown litigation and regulatory proceedings; and

•	other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 39 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Business and Properties

The business and properties of Novus and Legacy AppHarvest prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections entitled “Information About Novus” and “Information About AppHarvest” beginning on pages 189 and 151, respectively, of the Proxy Statement/Prospectus, and such descriptions are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 39 of the Proxy Statement/Prospectus and are incorporated herein by reference.

Selected Historical Financial Information

The selected historical consolidated and financial information and other data for the nine months ended September 30, 2020 and 2019 and the years ended December 31, 2019 and 2018 for Legacy AppHarvest is included in the section entitled “Selected Historical Financial Information of AppHarvest” beginning on page 31 of the Proxy Statement/Prospectus and are incorporated herein by reference.

Unaudited Consolidated Financial Statements

The unaudited consolidated financial statements as of and for the nine months ended September 30, 2020 and 2019 of Legacy AppHarvest have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement/Prospectus beginning on page F-26 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

These unaudited consolidated financial statements should be read in conjunction with the historical audited financial statements of Legacy AppHarvest as of and for the years ended December 31, 2019 and 2018 and the related notes included in the Proxy Statement/Prospectus beginning on page F-2 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019 is included in the Proxy Statement/Prospectus in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 72 of the Proxy Statement/Prospectus and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy AppHarvest prior to the Business Combination are described in the Proxy Statement/Prospectus in the section entitled “AppHarvest’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 171 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination” beginning on page 210 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of the Company’s executive officers is described in the Proxy Statement/Prospectus in the section entitled “AppHarvest’s Executive Compensation” beginning on page 164 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the employment agreements of Messrs. Webb, Lee and Eggleton and Ms. Butler, copies of which are attached hereto as Exhibits 10.6, 10.7, 10.8 and 10.9, respectively, and incorporated herein by reference.

Director Compensation

Information with respect to the compensation of the Company’s directors is described in the Proxy Statement/Prospectus in the sections entitled “Management After the Business Combination—Director Compensation” beginning on page 215 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of the Closing Date, after giving effect to the Closing, by:

•	each person known by the Company to be the beneficial owner of more than 5% of Common Stock upon the Closing of the Business Combination;

•	each of the Company’s executive officers and directors; and

•	all of the Company’s executive officers and directors as a group upon the Closing.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and restricted stock units that are currently exercisable or vested or that will become exercisable or vest within 60 days. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The beneficial ownership percentages set forth in the table below are based on approximately 97,925,153 shares of Common Stock issued and outstanding as of the Closing Date.

Name and Address of Beneficial Owner (1)	Number of Shares	Percentage of Common Stock Outstanding
5% or Greater Stockholders:
Jonathan Webb	18,341,499	18.7%
Entities Affiliated with FMR, LLC(2)	12,500,000	12.8
Inclusive Capital Partners Spring Master Fund, L.P.(3)	11,798,704	12.0
Alyeska Master Fund, L.P.(4)	6,000,000	6.1
Rise of the Rest Seed Fund, LP(5)	5,396,594	5.5

Named Executive Officers and Directors:
Jonathan Webb	18,341,499	18.7
Loren Eggleton(6)	271,040	*
Marcella Butler	—	—
David Lee(7)	16,666	*
Kiran Bhatraju	550,663	*
Dave Chen(8)	3,293,985	3.4
Greg Couch(9)	256,316	*
Robert J. Laikin	439,635	*
Anna Mason	—	—
Martha Stewart(10)	163,510	*
Jeffrey Ubben(3)	11,798,704	12.0
J.D. Vance(11)	2,939,577	3.0

All current directors and executive officers as a group (12 persons)(12)	38,071,595	38.8

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the directors and executive officers of the Company is C/O AppHarvest, Inc., 401 W. Main Street, Suite 321, Lexington, KY 40507.

(2)	Consists of (i) 485,276 shares of Combined Company Stock purchased in the PIPE by Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund, (ii) 2,170,878 shares of Combined Company Stock purchased in the PIPE by Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund, (iii) 2,041,529 shares of Combined Company Stock purchased in the PIPE by Fidelity Growth Company Commingled Pool, (iv) 302,318 shares of Combined Company Stock purchased in the PIPE by Fidelity Mt. Vernon Street Trust: Fidelity Growth Company K6 Fund, (v) 1,824,864 shares of Combined Company Stock purchased in the PIPE by Fidelity Securities Fund: Fidelity Blue Chip Growth Fund, (vi) 56,448 shares of Combined Company Stock purchased in the PIPE by Fidelity Blue Chip Growth Commingled Pool, (vii) 3,042 shares of Combined Company Stock purchased in the PIPE by Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund, (viii) 195,665 shares of Combined Company Stock purchased in the PIPE by Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund, (ix) 5,509 shares of Combined Company Stock purchased in the PIPE by Fidelity Blue Chip Growth Institutional Trust, (x) 251,069 shares of Combined Company Stock purchased in the PIPE by Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund, (xi) 163,402 shares of Combined Company Stock purchased in the PIPE by FIAM Target Date Blue Chip Growth Commingled Pool, (xii) 608,885 shares of Combined Company Stock purchased in the PIPE by Variable Insurance Products Fund III: Growth Opportunities Portfolio, (xiii) 3,990,851 shares of Combined Company Stock purchased in the PIPE by Fidelity Advisor Series I: Fidelity Advisor Growth Opportunities Fund, (xiv) 117,259 shares of Combined Company Stock purchased in the PIPE by Fidelity Advisory Series I: Fidelity Advisor Series Growth Opportunities Fund, (xv) 104,394 shares of Combined Company Stock purchased in the PIPE by Fidelity U.S. Growth Opportunities Investment Trust and (xvi) 178,611 shares of Combined Company Stock purchased in the PIPE by Fidelity NorthStar Fund. These accounts are managed by direct or indirect subsidiaries of FMR LLC. Abigail P. Johnson is a director, the chairman, the chief executive officer and the president of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders of FMR LLC have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act of 1940 (the “Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The principal business address for each person and entity named in this footnote is 245 Summer Street, Boston, MA 02110.

(3)	These shares are held by Inclusive Capital Partners Spring Master Fund, L.P. Jeffrey Ubben is the controlling member of the management committee of Inclusive Capital Partners, L.L.C., the general partner of Inclusive Capital Partners, L.P., the investment manager to Inclusive Capital Partners Spring Master Fund, L.P. The principal business address of In-Cap Spring Master Fund is 572 Ruger Street, Suite B, San Francisco, CA 94129.

(4)	Alyeska Investment Group, L.P., the investment manager of Alyeska Master Fund, L.P., has voting and investment control of these shares. Anand Parekh is the Chief Executive Officer of Alyeska Investment Group, L.P. and may be deemed to be the beneficial owner of such shares. Mr. Parekh, however, disclaims beneficial ownership of shares held by Alyeska Master Fund, L.P. The principal business address of Alyeska Master Fund, L.P. is 77 W. Wacker, Suite 700, Chicago, IL 60601.

(5)	Stephen M. Case holds sole voting and dispositive power over the shares held by Rise of the Rest Seed Fund, LP (“ROTR”). The principal business address of ROTR is 1717 Rhode Island Avenue NW, Suite 1000, Washington, DC 20036.

(6)	Consists of (i) 234,080 shares of Common Stock and (ii) 36,960 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Closing Date.

(7)	Consists of shares of Common Stock issuable upon the settlement of restricted stock units that will vest within 60 days of the Closing Date.

(8)	These shares are held by CEFF AppHarvest Equity Holdings, LLC (“CEFF AppHarvest”). Dave Chen is the CEO and Chairman of Equilibrium Controlled Environment Foods Fund, LLC. CEFF AppHarvest is a subsidiary of Controlled Environment Foods Fund (AIV II), LLC, both of which are managed by EqCEF I, LLC (“Eq Manager”). Eq Manager appoints an investment committee which holds voting and dispositive power over the shares held by CEFF AppHarvest and is currently comprised of R. Thomas Amis, Dave Chen, John J. Pierrepont and Marco de Bruin. The principal business address of CEFF AppHarvest is 411 NW Park Ave., Suite 401, Portland, OR 97209.

(9)	These shares are held by Couch Holdings II, LLC (“Couch Holdings”). Greg Couch is the Managing Member of Couch Holdings. The principal business address of Couch Holdings is 250 West Main Street, Suite 3150, Lexington, KY 40507.

(10)	Consists of shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Closing Date.

(11)	These shares are held by Narya Capital Fund I, L.P. (“Narya”). J.D. Vance is a Partner of Narya. The principal business address of Narya is 1435 Vine Street, Cincinnati, OH 45202.

(12)	Consists of (i) 37,854,459 shares of Common Stock, (ii) 200,470 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Closing Date and (iii) 16,666 shares of Common Stock issuable upon the settlement of restricted stock units that will vest within 60 days of the Closing Date.

Certain Relationships and Related Business Combination

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the section entitled “Certain AppHarvest Relationships and Related Party Transactions” and “Certain Novus Relationships and Related Party Transactions” beginning on pages 183 and 206, respectively, of the Proxy Statement/Prospectus and such descriptions are incorporated herein by reference.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against the Company or any members of its management team.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Novus’s common stock and warrants were historically quoted on The Nasdaq Capital Market under the symbols “NOVUS” and “NOVUSW,” respectively. The Common Stock and Warrants began trading on The Nasdaq Global Select Market under the new trading symbols “APPH” and “APPHW,” respectively, on February 1, 2021.

In connection with the Closing, each Novus unit was separated into its components, which consist of one share of common stock and one warrant, and such units longer exist. As of the Closing Date and following the completion of the Business Combination, the Company had 97,956,253 shares of the Common Stock issued and outstanding held of record by 141 holders, and 13,250,000 Warrants outstanding held of record by 25 holders.

Dividends

The Company has not paid dividends on its Common Stock to date and does not intend to pay cash dividends. The payment of cash dividends in the future will be dependent upon revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Company’s board of directors. It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the board of directors does not anticipate declaring any dividends in the foreseeable future.

Description of Registrant’s Securities

Common Stock

A description of the Common Stock is included in the Proxy Statement/Prospectus in the section entitled “Description of Novus’s Securities—Common Stock Following the Business Combination” beginning on page 218 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Warrants

A description of the Warrants is included in the Proxy Statement/Prospectus in the section entitled “Description of Novus’s Securities—Warrants” beginning on page 220 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide such directors and executive officers with contractual rights to indemnification and expense advancement.

The foregoing summary is qualified in its entirety by reference to the text of the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the Company’s consolidated financial statements and supplementary data.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Current Report on Form 8-K relating to the changes in certifying accountant.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

The securities issued in connection with the Subscription Agreements and the Legacy AppHarvest Convertible Note have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On January 29, 2021, the Company’s board of directors approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. EY served as the independent registered public accounting firm of Legacy AppHarvest prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), Novus’s independent registered public accounting firm prior to the Business Combination, was informed on January 29, 2021 that it would be replaced by EY as the Company’s independent registered public accounting firm.

Marcum’s report of independent registered public accounting firm dated January 29, 2021 on the Novus consolidated balance sheet as of December 31, 2020, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the period from March 5, 2020 (Novus’s inception) through December 31, 2020 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph in such report regarding substantial doubt about the Company’s ability to continue as a going concern.

During the period from March 5, 2020 (Novus’s inception) through December 31, 2020 and the subsequent interim period through January 29, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its reports on Novus’s financial statements for such periods. During the period from March 5, 2020 (Novus’s inception) through December 31, 2020 and the subsequent interim period through January 29, 2021, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the period from March 5, 2020 (Novus’s inception) through December 31, 2020 and the subsequent interim period through January 29, 2021, (i) the Company did not both (a) consult with EY as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and (b) receive a written report or oral advice that EY concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Company did not consult EY on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Marcum with a copy of the disclosures made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act of 1934, as amended (the “Exchange Act”) and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from Marcum is attached hereto as Exhibit 16.1.

Item 5.01	Changes in Control of Registrant.

The information set forth in the section entitled “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Business Combination Agreement, a change of control of Novus has occurred, and the stockholders of Novus as of immediately prior to the Closing held 12.9% of the outstanding shares of Common Stock immediately following the Closing.

Item 5.02	Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

2021 Equity Incentive Plan

At the Special Meeting, the Novus stockholders considered and approved the 2021 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan was previously approved, subject to stockholder approval, by Novus’s board of directors on January 10, 2021. The Equity Incentive Plan became effective immediately upon the Closing.

A summary of the terms of the Equity Incentive Plan is set forth in the Proxy Statement/Prospectus in the section entitled “Proposal No. 3—The Equity Incentive Plan Proposal” beginning on page 136 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.10 and incorporated herein by reference.

2021 Employee Stock Purchase Plan

At the Special Meeting, the Novus stockholders considered and approved the 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved, subject to stockholder approval, by Novus’s board of directors on January 10, 2021. The ESPP became effective immediately upon the Closing.

A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section entitled “Proposal No. 4—The Employee Stock Purchase Plan Proposal” beginning on page 144 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.11 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Novus stockholders considered and approved, among other things, Proposal No. 2–The Charter Proposals (the “Charter Proposals”), which is described in greater detail in the Proxy Statement/Prospectus beginning on page 126 of the Proxy Statement/Prospectus.

The Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on January 29, 2021, includes the amendments proposed by the Charter Proposals.

On January 29, 2021, the Company’s board of directors approved and adopted the Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the section entitled “Description of Novus’s Securities” beginning on page 218 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on January 29, 2021, the Company’s board of directors approved and adopted a new Code of Conduct applicable to all employees, officers and directors of the Company. A copy of the Code of Ethics can be found in the Investors section of the Company’s website at www.appharvest.com.

Item 5.06	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 89 of the Proxy Statement/Prospectus, and such disclosure is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On February 1, 2021, the Company issued a press release announcing the Closing. A copy of the press release is filed hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01	Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements of Legacy AppHarvest as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-26 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The audited consolidated financial statements of Legacy AppHarvest as of and for the years ended December 31, 2019 and 2018 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-2 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Novus as of September 30, 2020 and for the period from March 5, 2020 (Novus’s inception) to September 30, 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-54 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The audited consolidated financial statements of Novus as of June 30, 2020 and for the period from March 5, 2020 (Novus’s inception) to June 30, 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-39 of the Proxy Statement/Prospectus and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019 is included in the Proxy Statement/Prospectus in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 72 of the Proxy Statement/Prospectus and is incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date
2.1+	Business Combination Agreement and Plan of Reorganization, dated September 28, 2020, by and among Novus, Merger Sub and Legacy AppHarvest	8-K	001-39288	2.1	September 29, 2020

3.1*	Amended and Restated Certificate of Incorporation of AppHarvest, Inc.

3.2*	Amended and Restated Bylaws of AppHarvest, Inc.

4.1	Specimen Common Stock Certificate	S-4/A	333-249421	4.4	December 1, 2020

4.2	Specimen Warrant Certificate	S-1	333-237877	4.3	April 28, 2020

4.3	Warrant Agreement, dated May 19, 2020, by and between Continental Stock Transfer & Trust Company and Novus	8-K	001-39288	4.1	May 20, 2020

10.1	Form of PIPE Subscription Agreement	8-K	001-39288	10.3	September 29, 2020

10.2	Form of Lock-up Agreement	S-4	333-249421	10.15	October 9, 2020

10.3*	Amended and Restated Registration Rights Agreement, dated January 29, 2021, by and among the Company and certain stockholders of the Company

10.4†	Form of Indemnification Agreement	S-4/A	333-249421	10.25	December 1, 2020

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date
10.5	Stockholder Rights Agreement, dated January 29, 2021, by and among the Company and certain stockholders of the Company

10.6†	Employment Agreement, dated December 11, 2020, by and between the Company and Jonathan Webb	S-4/A	333-249421	10.24	December 21, 2020

10.7	Offer Letter, dated January 5, 2021, by and between the Company and David Lee	S-4/A	333-249421	10.32	January 7, 2021

10.8†	Employment Agreement, dated December 11, 2020, by and between the Company and Loren Eggleton	S-4/A	333-249421	10.28	December 21, 2020

10.9†	Employment Agreement, dated December 10, 2020, by and between the Company and Marcella Butler	S-4/A	333-249421	10.29	December 21, 2020

10.10†	2021 Equity Incentive Plan	S-4/A	333-249421	10.18	November 9, 2020

10.11†	2021 Employee Stock Purchase Plan	S-4/A	333-249421	10.19	November 9, 2020

10.12^+	Purchase and Marketing Agreement, dated March 28, 2019, by and between Legacy AppHarvest and Mastronardi Produce Limited	S-4/A	333-249421	10.20	December 4, 2020

10.13^	Amendment No. 1 to Purchase & Marketing Agreement, dated December 18, 2020, by and between Legacy AppHarvest and Mastronardi Produce Limited	S-4/A	333-249421	10.31	December 21, 2020

10.14^+	Master Lease Agreement, dated May 13, 2019, by and between AppHarvest Morehead Farm, LLC and Morehead Farm, LLC	S-4/A	333-249421	10.21	November 9, 2020

10.15	First Amendment to Master Lease Agreement, dated September 30, 2019, by and between AppHarvest Morehead Farm, LLC and Morehead Farm, LLC	S-4/A	333-249421	10.22	November 9, 2020

10.16	Second Amendment to Master Lease Agreement, dated October 26, 2020, by and between AppHarvest Morehead Farm, LLC and Morehead Farm, LLC	S-4/A	333-249421	10.27	December 1, 2020

10.17^	Right of First Refusal Agreement, dated May 13, 2019, by and between AppHarvest and CEFF US Holdings, LLC	S-4/A	333-249421	10.23	December 1, 2020

10.18^+	Membership Interest Purchase and Sale Agreement, dated December 1, 2020, by and between CEFF Morehead Property, LLC and AppHarvest Morehead Farm, LLC	S-4/A	333-249421	10.30	December 4, 2020

16.1*	Letter from Marcum LLP

21.1*	List of Subsidiaries

99.1**	Press Release dated February 1, 2021

*	Filed herewith.
**	Furnished herewith.

+	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request
†	Indicates a management contract or compensatory plan, contract or arrangement.
^	Portions of this exhibit have been omitted as the Registrant have determined that the omitted information (i) is not material and (ii) is the type that the Registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: February 1, 2021

	By:	/s/ Loren Eggleton

Loren Eggleton
Chief Financial Officer